Exhibit 99.1

Intrusion Inc.

101 E. Park Blvd., Suite 1200

Plano, TX 75074

Term Sheet for Units Offering

April 19, 2024

This Term Sheet for Units Offering (the “Term Sheet”) summarizes the principal terms of an offering (the “Offering”) of certain units of securities of Intrusion Inc., a Delaware corporation (the “Company”) as described below. The discussion of the terms of the offering set forth herein is qualified in its entirety to the terms and conditions of the agreements and exhibits attached hereto. This Term Sheet is an expression of interest only and, except as expressly set forth below, is not to be construed as a binding agreement. There is no obligation on the part of any party until the subscription agreement is complete and signed by the Company and the prospective investor in this Offering (each, an “Investor”).

THIS TERM SHEET AND ITS EXHIBITS CONTAIN MATERIAL NON-PUBLIC INFORMATION REGARDING Intrusion Inc. BY ACCEPTING THIS TERM SHEET AND THE EXHIBITS HERETO, THE RECIPIENT AGREES WITH Intrusion Inc. TO MAINTAIN IN STRICT CONFIDENCE ALL NON-PUBLIC INFORMATION, INCLUDING, BUT NOT LIMITED TO, THE EXISTENCE OF THE PROPOSED FINANCING AND ANY OTHER NON-PUBLIC INFORMATION REGARDING Intrusion Inc. OBTAINED FROM THIS TERM SHEET, ANY OTHER DOCUMENT OR FROM Intrusion Inc. THE USE OF THIS TERM SHEET FOR ANY PURPOSE OTHER THAN AN INVESTMENT IN THE SECURITIES DESCRIBED HEREIN IS NOT AUTHORIZED AND IS PROHIBITED.

Issuer:

Intrusion Inc. (“Intrusion” or the “Company”) is a Delaware corporation. The Company is a reporting company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and therefore files reports with the Securities and Exchange Commission (the “SEC”) and has also completed other filings with the SEC related to other offerings by the Company and other matters (collectively, the “SEC Filings”) which can be accessed at www.sec.gov. Prospective Investors are urged to review the SEC Filings prior to submitting a subscription agreement for Units.

The common stock, par value $0.01 per share (the “Common Stock”) is currently traded on The Nasdaq Capital Market (ticker: INTZ). The Company is generally engaged in the business of offering our customers access to our exclusive threat intelligence database containing the historical data, known associations, and reputational behavior of over 8.5 billion Internet Protocol addresses.

Prospective Investors are urged to read the SEC Filings for additional discussion of the business and operations of the Company, and for the risks associated with an investment in the Common Stock and the other securities of the Company, prior to submitting a subscription for Units, and the information as set forth in the SEC Filings is incorporated hereby by reference in its entirety.

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The Offering:	The Company is seeking to raise funds in this Offering, through the sale of two different forms of Units:

	•	Unit 1 will consist of (i) one share of Common Stock and (ii) a warrant to acquire two additional shares of Common Stock, at an exercise price of $1.70 per share of Common Stock (the “Cash Exercise Warrant”). Unit 1 will be sold at a per-Unit price of $1.95, of which $1.70 will be allocated to the purchase price of the share of Common Strock and $0.125 shall be allocated to each share of Common Stock pursuant to the Cash Exercise Warrant, as required by the rules and regulations of Nasdaq.

	•	Unit 2 will consist of (i) one pre-funded warrant to acquire a share of Common Stock (the “Pre-Funded Warrant”), and the same Cash Exercise Warrant as in Unit 1, being a warrant to acquire two additional shares of Common Stock, at an exercise price of $1.70 per share of Common Stock. Unit 2 will be sold at a per-Unit price of $1.94, of which $1.69 will be allocated to the Pre-Funded Warrant, $0.125 shall be allocated to each share of Common Stock pursuant to the Cash Exercise Warrant, as required by the rules and regulations of Nasdaq, and the remaining exercise price of Pre-Funded Warrant will be $0.01, resulting in the same overall investment amount as Unit 1.

Investors in the offering who, as a result of investing in the Offering, would not exceed ownership of 19.9% of the outstanding shares of Common Stock as of the closing of the Offering, as calculated by the Company pursuant to the rules of Nasdaq, are being offered the opportunity to invest via the acquisition of Unit 1s.

Investors in the offering who, as a result of investing in the Offering, would exceed ownership of 19.9% of the outstanding shares of Common Stock as of the closing of the Offering, as calculated by the Company pursuant to the rules of Nasdaq, are being offered the opportunity to invest via the acquisition of Unit 2s.

The determination of whether investors in the Offering are eligible to acquire Unit 1s or Unit 2s will be made by the Company.

The Unit 1s and the Unit 2s may be referred to herein collectively or individually as the “Units”.

The form of the Cash Exercise Warrant is attached hereto as Exhibit B-1, and the form of the Pre-Funded Warrant is attached hereto as Exhibit B-2, and the description of the Cash Exercise Warrant and the Pre-Funded Warrant as set forth herein is qualified in its entirety by the forms of such documents as attached hereto. Each Investor in the Offering will be required to execute a counterpart signature page to the Cash Exercise Warrant or Pre-Funded Warrant, as applicable, when they submit a subscription for Units, and prospective Investors are urged to review the Cash Exercise Warrant and Pre-Funded Warrant, as applicable, in their entirety prior to submitting a subscription for Units.

The total Offering amount will be determined based on the number of subscribers who subscribe for Unit 1s, and the amount of their subscriptions which are accepted by the Company, and the the number of subscribers who subscribe for Unit 2s, and the amount of their subscriptions which are accepted by the Company.

The Offering will be consummated on the date as first set forth above. There is no minimum amount required to be subscribed for in order for the Company to conduct a closing and to have the subscription funds released to the Company. The Offering is being conducted by the Company and its officers and no placement agents have been engaged by the Company related to the Offering, however, the Company may be obligated to pay commissions to certain parties in connection with the sales of certain Units, pursuant to current agreements with such parties.

This Offering is being undertaken pursuant to the exemption from registration provided in Rule 506(b) under Regulation D pursuant to the Securities Act of 1933, as amended (the “Securities Act”) with respect to accredited investors. Please see additional discussion in “Subscription Procedures” below.

The Company may undertake one or more other offerings of its securities in the future, and may terminate, suspend or modify the terms of this Offering at any time.

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Subscription Procedures:

A subscriber must meet one (or more) of the investor suitability standards (be an “accredited investor”) to purchase Units. The definition of who qualifies as an “accredited investor” is set forth in the Subscription Agreement which is attached hereto as Exhibit A.

To subscribe for Units in the Offering, prospective Investors must:

	•	Complete a Subscription Agreement;

	•	Execute a counterpart signature page to the Cash Exercise Warrant or Pre-Funded Warrant, as applicable;

	•	Return the completed and executed Subscription Agreement and the executed counterpart signature page to the Cash Exercise Warrant or Pre-Funded Warrant, as applicable, to the Company to the address as set forth in the Subscription Agreement; and

	•	Send payment for the Units subscribed for by by wire transfer pursuant to the instructions as set forth in the Subscription Agreement.

The execution of a Subscription Agreement by an Investor constitutes a binding offer to purchase the Units subscribed for. Once an Investor subscribes for Units, that Investor will not be able to withdraw such subscription. If a subscription is not accepted, subscription funds will be promptly returned to the applicable Investor, without interest or deduction (except for the wire transfer fee). If the Company accepts a subscription, the Company will execute a counterpart signature to the Subscription Agreement and the Cash Exercise Warrant or Pre-Funded Warrant, as applicable, and return those documents to the applicable Investor, and the applicable funds will be available for use by the Company. The Company may accept or reject a prospective Investor’s subscription in its sole discretion. Payment for a subscription may be made via wire transfer pursuant to the instructions set forth in the Subscription Agreement.

Use of Proceeds:	The Company will utilize the proceeds of the Offering for general corporate purposes.

Registration:	None of the shares of Common Stock included in the Unit 1s, the Cash Exercise Warrant or Pre-Funded Warrant, as applicable included in the applicable Units, or the shares of Common Stock that may be issued on any exercise of the Cash Exercise Warrant or Pre-Funded Warrant, as applicable, are registered for resale under the Securities Act and do not carry registration rights.

Capitalization; Public Offering; Financials:

The authorized shares of the Company consist of 80,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”) the terms and conditions of which may be determined by the Board. 20,000 shares of the Preferred Stock have been designated as the Series A Preferred Stock of the Company, pursuant to a Certificate of Designations of Preferences and Rights of Series A Preferred Stock, a copy of which is included in the SEC Filings.

For additional information regarding the capitalization of the Company, and for the financial statements of the Company, please see the Company’s SEC Filings.

Governance:	The Company is governed by its Amended and Restated Certificate of Incorporation and Bylaws, which are included within the SEC Filings. Investors are urged to review the Certificate of Incorporation and the Bylaws in their entirety prior to submitting a Subscription Agreement.

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Risk Factors:

An investment in the Units is subject to certain material risks as set forth in the SEC Filings, which are incorporated herein by reference in their entirety. Prospective Investors are urged to read these risk factors in their entirety prior to determining whether to acquire any Units. Prospective Investors should be aware that an investment in the Company involves a high degree of risk and there can be no assurance that the Company’s objectives will be achieved, or that an Investor receive a return of its capital.

In addition to the risk facts as set forth in the SEC Filings, prospective Investors should note that the price of the shares of Common Stock included in the Unit 1s or acquirable pursuant to the Pre-Funded Warrants in the Unit 2s, including the exercise price of the Cash Exercise Warrant or Pre-Funded Warrant, as applicable, has not been determined by any independent financial evaluation, market mechanism or by any auditors, and is therefore, to a large extent, arbitrary. No audit firm will review management’s valuation and, therefore, there will be no opinion from any such firm as to the fairness of the offering price as determined by our management. As a result, the price of the shares of Common Stock included in the Unit 1s, or acquirable pursuant to the Pre-Funded Warrants in the Unit 2s, including the exercise price of the Cash Exercise Warrant or Pre-Funded Warrant, as applicable, in this Offering may not reflect the value perceived by the market. Also, the initial offering price per share of Common Stock, and the exercise price of the Cash Exercise Warrant or Pre-Funded Warrant, as applicable, will be substantially higher than the pro forma net tangible book value per share of Common Stock outstanding prior to this Offering. As a result, Investors purchasing Units in this Offering will experience immediate dilution based on the net tangible book value as of the date hereof. This dilution is due in large part to the fact that our founders and other shareholders may have paid substantially less than the offering price in this Offering when they purchased their shares of the Company, and due to the fact that the Common Stock and the Cash Exercise Warrant or Pre-Funded Warrant, as applicable, have no contingent or other general claim on any of the assets of the Company.

There can be no assurance that the shares of Common Stock included in the Unit 1s, or the exercise price of the Cash Exercise Warrant or Pre-Funded Warrant, as applicable, will be worth the price for which they are offered and Investors may, therefore, lose a portion or all of their investment.

Each prospective Investor in the Company must make its own independent assessment of the merits of an investment in the Company, including, without limitation, a determination whether such an investment is suitable for the Investor.

Tax Considerations

This Term Sheet does not address tax considerations which may be applicable to Investors.

Each prospective Investor should consult its own tax adviser as to the income tax consequences of an investment in the Company, whether federal, state or local or non-U.S.

Expenses:	Investors will bear their own fees and expenses incurred in connection with any acquisition of Units.

No Offer:	This Term Sheet the Exhibits hereto and any other documents delivered by the Company in connection therewith are for informational purposes only and do not constitute either an offer to sell securities or the solicitation of an offer to buy securities. There will be no offer or sale of securities, or any solicitation to buy, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

AN investment in our securities involves a high degree of risk. IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF US AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. You should only invest in our SECURITIES if you can afford a complete loss of your investment. You should read the complete discussion of the risk factors SET FORTH IN THIS TERM SHEET.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of THIS TERM SHEET. Any representation to the contrary is a criminal offense.

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Disclaimer

This document contains highly confidential information and is solely for informational purposes for the person to whom it is delivered (the “Investor”) by the Company. Investor and its affiliates and agents must hold this document and any oral information provided in connection with this document, as well as any information derived by Investor from the information contained herein, in strict confidence and may not communicate, reproduce or disclose it to any other person, or refer to it publicly, in whole or in part at any time except with the prior written consent of the Company. If you are not the intended recipient of this document, please delete and destroy all copies immediately. This presentation does not purport to be all-inclusive or necessarily to contain all the information that an interested party might desire in investigating the Company and any recipient hereof should conduct its own investigation and analysis and should consult such person’s own professional advisors. Neither Investor nor its directors, officers, employees, agents, advisors and affiliates may use the information contained in this document in any manner whatsoever, in whole or in part, other than in connection with evaluating the Company. Some or all of the information contained herein is or may be price sensitive information and the use of such information may be regulated or prohibited by applicable legislation relating to insider dealing. The Company and its affiliates and its and their respective officers, employees, advisors and agents expressly disclaim any and all liability which may be based on this document and any errors therein or omissions therefrom.

Certain information herein relating to the Company, and any other information that may be provided to potential Investors in connection with the transactions contemplated herein, contains forward-looking statement, and all statements other than statements of historical facts included herein are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The Company has no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

This information shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

This document and the information contained herein do not constitute legal, regulatory, accounting or tax advice to the recipient. This document does not constitute and should not be considered as any form of financial opinion or recommendation by the Company or any of its affiliates.

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Exhibit A

Subscription Agreement

(Attached)

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Intrusion Inc.

Subscription Agreement

The undersigned (“Subscriber”) on the terms and conditions herein set forth, hereby irrevocably submits this subscription agreement (the “Subscription Agreement”) to Intrusion Inc., a Delaware corporation (the “Company”), in connection with a private offering by the Company (the “Offering”) through the sale to Subscriber as an “accredited investor” (as defined below) of one of two forms of units of securities of the Company as set forth in the Term Sheet for Units Offering dated as of April 19, 2024 (the “Term Sheet”). The minimum subscription amount per investor is for $5,000, provided that the Company may elect to accept subscriptions in a lesser amount in its sole discretion.

1.	Subscription for the Purchase of Units. The undersigned hereby subscribes to purchase a number of Units 1s (as defined in the Term Sheet) at a per-Unit price of $1.95, or a number of Units 2s (as defined in the Term Sheet) at a per-Unit price of $1.94, as set forth on the signature page hereof (as applicable, the “Units”), for a total subscription amount of equal to the total subscription amount as set forth on the signature page hereof (the “Subscription Amount”). In this regard, the Subscriber agrees to forward payment in the amount of the Subscription Amount to the Company, by wiring payment of the Subscription Amount in accordance with the following wire information:

For financial institutions in the United States, give your bank this information:

Send to:	Prosperity Bank
5851 Legacy Circle, 4th Floor
Plano, TX 75024
ABA: 113122655
Account Number: 222678376

For financial institutions outside the United States, give your bank this information:

Send to:	Prosperity Bank
5851 Legacy Circle, 4th Floor
Plano, TX 75024
Swift Code: PROYUS44
Account Number: 222678376

You must also deliver a completed and executed copy of this Subscription Agreement, including a counterpart signature page to the applicable Cash Exercise Warrant or the Pre-Funded Warrant, as applicable, to the Company at the address directly above. These completed documents may also be sent to Mr. Doug Haloftis at the Company, via email to doug.haloftis@intrusion.com.

The Company’s private offering of Units is being made to “accredited” investors within the meaning of Rule 501 of Regulation D promulgated by the Securities Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption provided by Rule 506(b) promulgated pursuant to Regulation D pursuant to the Securities Act.

You as an individual or you on behalf of the subscribing entity are being asked to complete this Subscription Agreement so that a determination can be made as to whether or not you (or it) are qualified to purchase the Units under applicable federal and state securities laws. Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law for which a claim for damages may be made against you.

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Your answers will be kept strictly confidential; however, by signing this Subscription Agreement, you will be authorizing the Company to present a completed copy of this Subscription Agreement to such parties as they may deem appropriate in order to make certain that the offer and sale of the securities will not result in a violation of the Securities Act or of the securities laws of any state.

All questions must be answered. If the appropriate answer is “None” or “Not Applicable,” please state so. Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item. Please initial any corrections.

2.	Offer to Purchase. Subscriber hereby irrevocably offers to purchase the Units and tenders herewith the total price noted above. Subscriber recognizes and agrees that (i) this subscription is irrevocable and, if Subscriber is a natural person, shall survive Subscriber’s death, disability or other incapacity, and (ii) the Company has complete discretion to accept or to reject this Subscription Agreement in its entirety and shall have no liability for any rejection of this Subscription Agreement. This Subscription Agreement shall be deemed to be accepted by the Company only when it is executed by the Company.

3.	Effect of Acceptance. Subscriber hereby acknowledges and agrees that on the Company’s acceptance of this Subscription Agreement, it shall become a binding and fully enforceable agreement between the Company and the Subscriber. As a result, upon acceptance by the Company of this Subscription Agreement, Subscriber will become the record and beneficial holder of the Common Stock and the Cash Exercise Warrants if acquiring Unit 1s, or the record and beneficial holder of the Pre-Funded Warrants and the Cash Exercise Warrants if acquiring Units 2s, and the Company will be entitled to receive the purchase price of the Units as specified herein.

4.	General Representations and Warranties of Subscriber. Any references in the remainder of this Subscription Agreement to the “Securities” is a reference to the applicable Units, the shares of Common Stock included in the Units if the Subscriber is acquiring Unit 1s, the Pre-Funded Warrant if the Subscriber is acquiring Unit 2s, the Cash Exercise Warrants and the shares of Common Stock that may be issued on any exercise of the Cash Exercise Warrants or the Pre-Funded Warrants, as applicable. Subscriber hereby represents and warrants to the Company as follows:

(a)	Subscriber is an “accredited investor” as defined in Rule 501(a) of Regulation D pursuant to the Securities Act.

(b)	Subscriber has been furnished the SEC Filings, the Term Sheet and, if requested by the Subscriber, other documents related to the Company and its operations. The Subscriber has carefully read the SEC Filings, the Term Sheet and any such other requested documents. Subscriber has been furnished with all documents and materials relating to the business, finances and operations of the Company and information that Subscriber requested and deemed material to making an informed investment decision regarding its purchase of the Units. Subscriber has been afforded the opportunity to review such documents and materials and the information contained therein. Subscriber has been afforded the opportunity to ask questions of the Company and its management. Subscriber understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Subscription Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company. Some of such information may include projections as to the future performance of the Company, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company’s control. Additionally, Subscriber understands and represents that Subscriber is purchasing the Units notwithstanding the fact that the Company may disclose in the future certain material information that the Subscriber has not received, including the financial results of the Company for their current fiscal quarters. Neither such inquiries nor any other due diligence investigations conducted by such Subscriber shall modify, amend or affect such Subscriber’s right to rely on the Company’s representations and warranties, if any, contained in this Subscription Agreement. Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Securities. Subscriber has full power and authority to make the representations referred to herein, to purchase the Securities and to execute and deliver this Subscription Agreement.

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(a)	Subscriber has read and understood, and is familiar with, this Subscription Agreement, the Securities and the business and financial affairs of the Company.

(b)	Subscriber has fully complied with all filing and reporting requirements pursuant to the Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, to the extent applicable to Subscriber.

(c)	Subscriber is not an officer, director or “affiliate” (as defined in Rule 405 of the Securities Act) of the Company.

(d)	At no time was Subscriber presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising, in each case, with respect to an offer or sale of the Securities.

(e)	Subscriber, either personally, or together with Subscriber’s advisors (other than any securities broker/dealers who may receive compensation from the sale of any of the Units), has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, is able to bear the risks of an investment in the Securities and understands the risks of, and other considerations relating to, a purchase of the Securities, including the matters set forth under the caption “Risk Factors” in the Term Sheet. The Subscriber and its advisors have had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Securities. Subscriber’s financial condition is such that Subscriber is able to bear the risk of holding the Securities that Subscriber may acquire pursuant to this Subscription Agreement, for an indefinite period of time, and the risk of loss of Subscriber’s entire investment in the Company.

(f)	Subscriber has investigated the acquisition of the Securities to the extent Subscriber deemed necessary or desirable and the Company has provided Subscriber with any reasonable assistance Subscriber has requested in connection therewith.

(g)	The Securities are being acquired for Subscriber’s own account for investment, with no intention by Subscriber to distribute or sell any portion thereof within the meaning of the Securities Act, and will not be transferred by Subscriber in violation of the Securities Act or the then applicable rules or regulations thereunder. No one other than Subscriber has any interest in or any right to acquire the Securities. Subscriber understands and acknowledges that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of the Securities by anyone but Subscriber.

(h)	No representations or warranties have been made to Subscriber by the Company, or any representative of the Company, or any securities broker/dealer, other than as set forth in this Subscription Agreement.

(i)	Subscriber is aware that Subscriber’s rights to transfer the Securities is restricted by the Securities Act and applicable state securities laws, and Subscriber will not offer for sale, sell or otherwise transfer the Securities without registration under the Securities Act and qualification under the securities laws of all applicable states, unless such sale would be exempt therefrom.

(j)	Subscriber understands and agrees that the Securities it acquires have not been registered under the Securities Act or any state securities act in reliance on exemptions therefrom and that the Company has no obligation to register any of the Securities offered by the Company.

(k)	The Subscriber has had an opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this investment and all such questions have been answered to the full satisfaction of the undersigned. Subscriber understands that no person other than the Company has been authorized to make any representation and if made, such representation may not be relied on unless it is made in writing and signed by the Company. The Company has not, however, rendered any investment advice to the undersigned with respect to the suitability of any investment in the Securities.

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(l)	Subscriber understands that the certificates or other instruments representing the Securities shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such certificates):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THIS COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

(m)	Subscriber also acknowledges and agrees to the following:

(i)	an investment in the Securities is highly speculative and involves a high degree of risk of loss of the entire investment in the Company; and

(ii)	there is no assurance that a public market for the will be available and that, as a result, Subscriber may not be able to liquidate Subscriber’s investment in the Securities should a need arise to do so.

(n)	Subscriber is not dependent for liquidity on any of the amounts Subscriber is investing in the Securities.

(o)	Subscriber’s address set forth below is his or her or its correct residence or business address.

(p)	Subscriber has full power and authority to make the representations referred to herein, to purchase the Securities and to execute and deliver this Subscription Agreement.

(q)	Subscriber understands that the foregoing representations and warranties are to be relied upon by the Company as a basis for the exemptions from registration and qualification of the sale of the Securities under the federal and state securities laws and for other purposes.

5.	Representations and Warranties Regarding Patriot Act; Anti-Money Laundering; OFAC. The Subscriber should check the Office of Foreign Assets Control (“OFAC”) website at http://www.treas.gov/ofac before making the following representations. Subscriber hereby represents and warrants to the Company as follows:

(a)	The Subscriber represents that (i) no part of the funds used by the Subscriber to acquire the Securities or to satisfy his/her capital commitment obligations with respect thereto has been, or shall be, directly or indirectly derived from, or related to, any activity that may contravene United States federal or state or non-United States laws or regulations, including anti-money laundering laws and regulations, and (ii) no capital commitment, contribution or payment to the Company by the Subscriber and no distribution to the Subscriber shall cause the Company to be in violation of any applicable anti-money laundering laws or regulations including, without limitation, Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the United States Department of the Treasury Office of Foreign Assets Control regulations. The Subscriber acknowledges and agrees that, notwithstanding anything to the contrary contained in the Term Sheet or any other agreement, to the extent required by any anti-money laundering law or regulation, the Company may prohibit capital contributions, restrict distributions or take any other reasonably necessary or advisable action with respect to the Securities, and the Subscriber shall have no claim, and shall not pursue any claim, against the Company or any other person in connection therewith. U.S. federal regulations and executive orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals (which include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs) or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

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(b)	To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in this paragraph. The Subscriber agrees to promptly notify the Company should the Subscriber become aware of any change in the information set forth in these representations. The Subscriber understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and any broker may also be required to report such action and to disclose the Subscriber’s identity to OFAC. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the redemption rights, if any, of the Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any Broker or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(c)	To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure (as defined below), or any immediate family (as defined below) member or close associate (as defined below) of a senior foreign political figure, as such terms are defined in the footnotes below. A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure. “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws. A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(d)	If the Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(e)	The Subscriber acknowledges that, to the extent applicable, the Company will seek to comply with the Foreign Account Tax Compliance Act provisions of the U.S. Internal Revenue Code and any rules, regulations, forms, instructions or other guidance issued in connection therewith (the “FATCA Provisions”). In furtherance of these efforts, the Subscriber agrees to promptly deliver any additional documentation or information, and updates thereto as applicable, which the Company may request in order to comply with the FATCA Provisions. The Subscriber acknowledges and agrees that, notwithstanding anything to the contrary contained in the Term Sheet, any side letter or any other agreement, the failure to promptly comply with such requests, or to provide such additional information, may result in the withholding of amounts with respect to, or other limitations on, distributions made to the Subscriber and such other reasonably necessary or advisable action by the Company with respect to the Securities (including, without limitation, required withdrawal), and the Subscriber shall have no claim, and shall not pursue any claim, against the Company or any other person in connection therewith.

A-5

The foregoing representations and warranties are true and accurate as of the date hereof and shall survive such date. If any of the above representations and warranties shall cease to be true and accurate prior to the acceptance of this Subscription Agreement, Subscriber shall give prompt notice of such fact to the Company by telegram, or facsimile or e-mail, specifying which representations and warranties are not true and accurate and the reasons therefor.

6.	Indemnification. Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties made by Subscriber herein, and that the Company is relying on such representations and warranties in making the determination to accept or reject this Subscription Agreement. Subscriber hereby agrees to indemnify and hold harmless the Company and each employee and agent thereof from and against any and all losses, damages or liabilities due to or arising out of a breach of any representation or warranty of Subscriber contained in this Subscription Agreement.

7.	Transferability. Subscriber agrees not to transfer or assign this Subscription Agreement, or any interest herein, and further agrees that the assignment and transferability of the Securities acquired pursuant hereto shall be made only in accordance with applicable federal and state securities laws.

8.	Termination of Agreement; Return of Funds. In the event that, for any reason, this Subscription Agreement is rejected in its entirety by the Company, this Subscription Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder. In the event that the Company rejects this Subscription Agreement, the Company shall promptly return or cause to be returned to Subscriber any money tendered hereunder without interest or deduction.

9.	Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, or delivered by, facsimile or e-mail to Subscriber at the address set forth below and to the Company at the address set forth on the first page of this Subscription Agreement, or at such other place as the Company may designate by written notice to Subscriber.

10.	Amendments. Neither this Subscription Agreement nor any term hereof may be changed, waived, discharged or terminated except in a writing signed by Subscriber and the Company.

11.	Governing Law. This Subscription Agreement and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Delaware without application of the conflicts of laws provisions thereof.

12.	Headings. The headings in this Subscription Agreement are for convenience of reference, and shall not by themselves determine the meaning of this Subscription Agreement or of any part hereof.

13.	Counterparts. This Subscription Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document. The execution and delivery of a facsimile or other electronic transmission of this Subscription Agreement shall constitute delivery of an executed original and shall be binding upon the person whose signature appears on the transmitted copy.

14.	Continuing Obligation of Subscriber to Confirm Investor Status. Upon the request of the Company and for as long as the Subscriber holds Securities or other securities in the Company, the Subscriber shall confirm Subscriber’s investor status as an “Accredited Investor,” as defined by the Securities and Exchange Commission at the time of such request. In connection therewith, the Company shall deliver to the Subscriber a questionnaire that elicits the necessary information to determine the Subscriber’s investor status. Upon receipt of the questionnaire, the Subscriber shall: (i) complete it, (ii) execute the signature page therein, and (iii) return it to the Company, or its designee, in accordance with the instructions therein, no later than ten (10) days after receipt of the questionnaire.

[Remainder of page intentionally left blank. Signatures appear on following pages.]

A-6

INDIVIDUALS

In witness whereof, the parties hereto have executed this Subscription Agreement as of the date first set forth above. This Subscription Agreement is not accepted by the Company unless and until the Company countersigns this Subscription Agreement below.

Number of Unit 1s at $1.95 per Unit 1: ____________________

Number of Unit 2s at $1.94 per Unit 2: ____________________

Total Subscription Amount:$____________________

Signature(s):__________________________________

Name(s) (Please Print):__________________________________

Signature(s):__________________________________

Name(s) (Please Print):__________________________________

Residence Address:__________________________________

__________________________________

__________________________________

Phone Number:(______) _______-_________________

Cellular Number:(______) _______-_________________

Social Security Number(s):__________________________________

Social Security Number(s):__________________________________

Email address:________________@__________________________

ACCEPTANCE

Intrusion Inc.

By:_____________________________

Name: Anthony Scott

Title:Chief Executive Officer

A-7

CORPORATIONS, PARTNERSHIPS, TRUSTS OR OTHER ENTITIES

In witness whereof, the parties hereto have executed this Subscription Agreement as of the date first set forth above. This Subscription Agreement is not accepted by the Company unless and until the Company countersigns this Subscription Agreement below.

Number of Unit 1s at $1.95 per Unit 1: ____________________

Number of Unit 2s at $1.94 per Unit 2: ____________________

Total Subscription Amount:$____________________

Name of Purchaser (Please Print): ____________________________________

By:____________________________________

Name (Please Print):_________________________

Title:___________________________________

Address:_________________________________

___________________________________

___________________________________

Phone Number:(______) _______-___________

Cellular Number: (______) _______-___________

Taxpayer ID Number:____________________________________

Email address:________________@________________________

ACCEPTANCE

Intrusion Inc.

By:_____________________________

Name: Anthony Scott

Title:Chief Executive Officer

A-8

Exhibit B-1

Form of Cash Exercise Warrant

(Attached)

B1-1

Exhibit B-2

Form of Regular Warrant

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

INTRUSION INC.

Warrant Shares: [•]

Issue Date: April 19, 2024

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, the person or entity as set forth on the signature page hereof (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Issue Date as set forth above (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the fifth annual anniversary of the Issue Date as set forth above (the “Termination Date”) but not thereafter, to subscribe for and purchase from Intrusion Inc., a Delaware corporation (the “Company”), up to the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) as set forth above (as subject to adjustment hereunder, the “Warrant Shares”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Term Sheet; Definitions. This Warrant is issued to the Holder pursuant to an offering (the “Offering”) being undertaken by the Company as set forth in the Term Sheet for Common Stock and Warrant Offering, dated as of April 19, 2024 (the “Term Sheet”) and the Subscription Agreement as entered into by the Company and the Holder in connection therewith (the “Subscription Agreement”), and is subject to the terms and conditions in the foregoing.

Section 2. Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form attached hereto as Exhibit A (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days (as defined below) and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(c)(i)) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

B2-1

(b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $1.95, subject to adjustment hereunder (the “Exercise Price”).

(c) Mechanics of Exercise.

(i)	Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Company’s transfer agent at the time (the “Transfer Agent”) to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and there is an effective registration statement permitting the issuance of the Warrant Shares to the Holder, and otherwise by delivery in book-entry form in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise, provided that, in either case, the Company’s obligation to deliver the Warrant Shares may not be any earlier than one (1) Trading Day after receipt by the Company of the aggregate Exercise Price (such date that delivery of the Warrant Shares is required hereunder, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise and the Exercise Price, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date a notice of uncertificated shares with respect to the Warrant Shares is delivered. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP (as defined below) of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to use commercially reasonable efforts to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market (as defined below) with respect to the Common Stock as in effect on the date of delivery of a duly executed Notice of Exercise.

(ii)	Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii)	Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(c)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

(iv)	Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(c)(i) pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall, to the extent allowable under applicable law, (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

B2-2

(v)	No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall round down to the nearest whole share.

(vi)	Charges, Taxes and Expenses. The Company will, from time to time, promptly pay all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of Warrant Shares, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrants or the Warrant Shares. The Company or the Transfer Agent, as applicable, shall not register any transfer or issue or deliver any Warrant certificate(s) or Warrant Shares unless or until the Persons (as defined below) requesting the registration or issuance shall have paid to the Company or the Transfer Agent for the account of the Company the amount of such tax, if any, or shall have established to the reasonable satisfaction of the Company and the Transfer Agent that such tax, if any, has been paid. The Company shall pay all Transfer Agent fees required for processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for electronic delivery of the Warrant Shares. For purposes herein, “Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

(vii)	Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

(d) Definitions. For purposes herein:

(i)	“Trading Day” means any day on which the Trading Market is open for trading, including any day on which the Trading Market is open for trading for a period of time less than the customary time; provided, that in the event that the shares of Common Stock are not listed or quoted on a Trading Market, then Trading Day shall mean any date on which commercial banks are generally open for business in the State of New York.

(ii)	“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

(iii)	“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)) or (b) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

B2-3

(e) Holder’s Exercise Limitations.

(i)	Beneficial Ownership Limitation. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents, as defined below) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder (the “Exchange Act”), it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e)(i) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e)(i), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the United States Securities and Exchange Commission (the “Commission”), as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any Warrants, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e)(i), provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e)(i) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e)(i) to correct this Section 2(e)(i) (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 2(e)(i) shall apply to a successor holder of this Warrant. If the Warrant is unexercisable as a result of the Holder’s Beneficial Ownership Limitation, no alternate consideration or compensation shall be owed to the Holder; provided, however, that the Warrant shall remain outstanding, valid and in full force and effect, subject to the other terms and conditions herein.

B2-4

(ii)	Trading Market Regulation. Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that the issuance of such shares of Common Stock to the Holder on such exercise exceed the aggregate number of shares of Common Stock which the Company may issue upon the exercise of this Warrant without breaching the Company’s obligations under the rules or regulations of the Trading Market on which the Common Stock is then listed for trading (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitations shall not apply in the event that the Company (A) obtains the approval of its shareholders as required by the applicable rules of the Trading Market (or, if the Trading Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Holder or the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Company. Until such approval or such written opinion is obtained, the Holder shall not be issued in the aggregate, upon any exercise of this Warrant, shares of Common Stock in an amount greater than the Exchange Cap.

Section 3. Certain Adjustments.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of Common Stock or any other equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a), if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), in each case other than in any Exempt Issuance (as defined below), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). For purposes herein, “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, directors, advisors or independent contractors of the Company; provided, that such issuance is approved by a majority of the board of directors of the Company, (b) shares of Common Stock, warrants or options to advisors or independent contractors of the Company or any of its Affiliates (as defined below) for compensatory purposes, (c) securities upon the exercise or exchange of or conversion of any securities issued to the investors in the offering as set forth in the Term Sheet and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date hereof, (d) securities issuable pursuant to any contractual anti-dilution obligations of the Company in effect as of the date hereof, (e) securities issued pursuant to acquisitions or any other strategic transactions approved by a majority of the disinterested members of the Board of Directors; provided, that such acquisitions and other strategic transactions shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; and (f) securities issued as a result of the recapitalization or reorganization of any securities of the Company. For purposes herein, “Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

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(c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction), in each case other than any Exempt Issuance and other than dividends or distributions subject to Section 3(a) (a “Distribution”), other than a reclassification as to which Section 3(d) applies, then in each such case, at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e)(i) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e)(i) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Subject to the Company’s option to redeem the Warrant in accordance with Section 5(b), the Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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(e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(f) Notice to Holder.

(i)	Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder a notice in accordance with Section 6(i) setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

(ii)	Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 10 calendar days prior to the applicable effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided pursuant to this Warrant constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries (as determined by the Company in consultation with its legal counsel), the Company shall promptly disclose such information with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

(g) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

Section 4. Transfer of Warrant.

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(a) Transferability. Subject to compliance with applicable securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial Issue Date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5. Redemption.

(a) Redemption of Offering Warrants for Cash. The Company may, at its option, elect to redeem all, but not less than all, of the then-outstanding Warrants sold in the Offering (the “Offering Warrants”) at the aggregate Exercise Price therefor at any time following the one-year anniversary date of the Issue Date while any Offering Warrants remain outstanding, upon notice to the registered holders of the Offering Warrants, as described in Section 5(c), provided that (i) there is an effective registration statement registering, and the prospectus contained therein is available for, the issuance of the Warrant Shares to the Holder, available throughout the 30-day Redemption Period (as defined below) and (ii) on the Trading Day prior to the Election Date, the Common Stock shall have had an average VWAP over the 20 Trading Days preceding such date of not less than $20.00 per share, as adjusted for any for any stock splits or recapitalizations. For purposes of this Section 5, “Election Date” means the date of the Company’s election to redeem the Offering Warrants under this Section 5(a).

(b) Redemption of Warrants Upon Fundamental Transaction. The Company may, at its option, elect to redeem all, but not less than all, of the then-outstanding Offering Warrants in connection with, and upon the closing of, a Fundamental Transaction, upon notice to the registered holders of the Offering Warrants, as described in Section 5(c). The consideration payable to the Holder upon a redemption effected under this Section 5(b) shall be, at the Company’s election, (i) the Alternate Consideration receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e)(i) on the exercise of this Warrant) less the aggregate amount of the Exercise Price for the Offering Warrants being so redeemed, which Exercise Price may be paid in cash or by proportionally reducing the Alternate Consideration to be received, or (ii) the cash value of the consideration payable under clause (i).

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(c) Date Fixed for, and Notice of, Redemption. In the event the Company shall elect to redeem all of the Offering Warrants pursuant to Section 5(a), the Company shall fix a date for the redemption (the “Redemption Date”), which date shall be no later than 60 days after the Election Date. In the event the Company shall elect to redeem all of the Offering Warrants pursuant to Section 5(b), the Redemption Date shall be the closing date of the Fundamental Transaction. In either case, notice of redemption shall be delivered by the Company in accordance with Section 6(i) not less than 30 days prior to the Redemption Date (the “30-day Redemption Period”) to the registered holders of the Offering Warrants to be redeemed at their last addresses as they shall appear on the Warrant Register of the Company. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered holder received such notice.

(d) Exercise After Notice of Redemption. The Offering Warrants may be exercised for cash at any time after notice of redemption shall have been given by the Company pursuant to Section 5(c) and prior to the Redemption Date. On and after the Redemption Date, the record holders of the Offering Warrants shall have no further rights except to receive, upon surrender of the Offering Warrants, any unpaid portion of the redemption consideration set forth under Section 5(a) or Section 5(b), as applicable.

Section 6. Miscellaneous.

(a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(c)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive cash payments pursuant to Section 2(c)(i) and Section 2(c)(iv), in no event shall the Company be required to net cash settle an exercise of this Warrant.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of such Warrant.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

(d) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. Except and to the extent as waived or consented to by the Holder or in connection with a Fundamental Transaction, the Company shall not amend its certificate of incorporation in a manner that would impact the Company’s ability to perform its obligations under this Warrant. The Company also shall (i) not increase the par value of any Warrant Shares above the Exercise Price and (ii) use commercially reasonable efforts to obtain all authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

(e) Authorizations. Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

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(f) Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware and the federal law of the United States of America, without regard to principles of conflicts of law which would result in the application of the laws of any other jurisdiction other than the laws of the State of Delaware and the federal law of the United States of America. Each party hereto hereby submits itself for the purpose of this Agreement and any controversy arising hereunder to the exclusive jurisdiction of the state and federal courts located in the County of New Castle, State of Delaware, USA, and any courts of appeal therefrom, and waives any objection on the grounds of lack of jurisdiction (including venue) to the exercise of such jurisdiction over it by any such courts.

(g) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, may have restrictions upon resale imposed by state and federal securities laws.

(h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies.

(i) Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by email transmission and confirmed and shall be deemed given when so delivered or sent via email and confirmed or if mailed, two (2) days after such mailing.

(i)	if to the Company, to:
Intrusion Inc.
101 East Park Blvd, Suite 1200
Plano, TX 75074
Attention: Kimberly Pinson, Chief Financial Officer
Email: kimberly.pinson@intrusion.com

(ii)	if to the Holder, at such address or other contact information delivered by the Holder to Company as set forth in the Subscription Agreement or as is on the books and records of the Company.

(j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(k) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(m) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

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(n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(p) Counterparts. This Warrant may be executed in two counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile or electronic signatures, or copies thereof, shall be deemed original signatures.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the Issue Date as set forth above.

INTRUSION INC.

By:______________________________________
Name: Anthony Scott
Title: President and Chief Executive Officer

[Intrusion Inc. Signature Page to Intrusion Inc. Warrant]

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Agreed and accepted:

Holder name: ____________________________

By:__________________________________

Name:__________________________________

Title:__________________________________

(if applicable)

[Holder’s Counterpart Signature Page to Intrusion Inc. Warrant]

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EXHIBIT A

NOTICE OF EXERCISE

TO: INTRUSION INC.

(1)The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)Payment in lawful money of the United States, payable to the Company is being delivered with this Notice of Exercise.

(3)Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity:

_______________________________________________________________

Signature of Authorized Signatory of Investing Entity:

_______________________________________________________________

Name of Authorized Signatory:

_______________________________________________________________

Title of Authorized Signatory:

_______________________________________________________________

Date:

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EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: _______________ ___, ________

Holder’s Signature:

Holder’s Address:

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Exhibit B-3

Form of Pre-Funded Warrant

(Attached)

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NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

PRE-FUNDED COMMON STOCK PURCHASE WARRANT

INTRUSION INC.

Warrant Shares: [•]

Issue Date: April 19, 2024

THIS PRE-FUNDED COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, the person or entity as set forth on the signature page hereof (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Issue Date as set forth above (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the fifth annual anniversary of the Issue Date as set forth above (the “Termination Date”) but not thereafter, to subscribe for and purchase from Intrusion Inc., a Delaware corporation (the “Company”), up to the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) as set forth above (as subject to adjustment hereunder, the “Warrant Shares”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Term Sheet; Definitions. This Warrant is issued to the Holder pursuant to an offering (the “Offering”) being undertaken by the Company as set forth in the Term Sheet for Common Stock and Warrant Offering, dated as of April 19, 2024 (the “Term Sheet”) and the Subscription Agreement as entered into by the Company and the Holder in connection therewith (the “Subscription Agreement”), and is subject to the terms and conditions in the foregoing.

Section 2. Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form attached hereto as Exhibit A (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days (as defined below) and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(c)(i)) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

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(b) Exercise Price. The aggregate exercise price of this Warrant, except for a nominal exercise price of $0.01 per share of Common Stock under this Warrant, was pre-funded to the Company on or prior to the Initial Exercise Date and, consequently, no additional consideration (other than the nominal exercise price of $0.01 per Warrant Share) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever, including in the event this Warrant shall not have been exercised prior to the Termination Date. The remaining unpaid exercise price shall be $0.01, subject to adjustment hereunder (the “Exercise Price”).

(c) Mechanics of Exercise.

(i)	Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Company’s transfer agent at the time (the “Transfer Agent”) to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and there is an effective registration statement permitting the issuance of the Warrant Shares to the Holder, and otherwise by delivery in book-entry form in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise, provided that, in either case, the Company’s obligation to deliver the Warrant Shares may not be any earlier than one (1) Trading Day after receipt by the Company of the aggregate Exercise Price (such date that delivery of the Warrant Shares is required hereunder, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise and the Exercise Price, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date a notice of uncertificated shares with respect to the Warrant Shares is delivered. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP (as defined below) of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to use commercially reasonable efforts to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market (as defined below) with respect to the Common Stock as in effect on the date of delivery of a duly executed Notice of Exercise.

(ii)	Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii)	Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(c)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

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(iv)	Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(c)(i) pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall, to the extent allowable under applicable law, (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(v)	No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall round down to the nearest whole share.

(vi)	Charges, Taxes and Expenses. The Company will, from time to time, promptly pay all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of Warrant Shares, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrants or the Warrant Shares. The Company or the Transfer Agent, as applicable, shall not register any transfer or issue or deliver any Warrant certificate(s) or Warrant Shares unless or until the Persons (as defined below) requesting the registration or issuance shall have paid to the Company or the Transfer Agent for the account of the Company the amount of such tax, if any, or shall have established to the reasonable satisfaction of the Company and the Transfer Agent that such tax, if any, has been paid. The Company shall pay all Transfer Agent fees required for processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for electronic delivery of the Warrant Shares. For purposes herein, “Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

(vii)	Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

(d) Definitions. For purposes herein:

(i)	“Trading Day” means any day on which the Trading Market is open for trading, including any day on which the Trading Market is open for trading for a period of time less than the customary time; provided, that in the event that the shares of Common Stock are not listed or quoted on a Trading Market, then Trading Day shall mean any date on which commercial banks are generally open for business in the State of New York.

(ii)	“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

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(iii)	“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)) or (b) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

(e) Holder’s Exercise Limitations.

(i)	Beneficial Ownership Limitation. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents, as defined below) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder (the “Exchange Act”), it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e)(i) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e)(i), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the United States Securities and Exchange Commission (the “Commission”), as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any Warrants, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e)(i), provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e)(i) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e)(i) to correct this Section 2(e)(i) (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 2(e)(i) shall apply to a successor holder of this Warrant. If the Warrant is unexercisable as a result of the Holder’s Beneficial Ownership Limitation, no alternate consideration or compensation shall be owed to the Holder; provided, however, that the Warrant shall remain outstanding, valid and in full force and effect, subject to the other terms and conditions herein.

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(ii)	Trading Market Regulation. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that the issuance of such shares of Common Stock to the Holder on such exercise would exceed the aggregate number of shares of Common Stock which the Company may issue upon the exercise of this Warrant without breaching the Company’s obligations under the rules or regulations of the Trading Market on which the Common Stock is then listed for trading (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitations shall not apply in the event that the Company (A) obtains the approval of its shareholders as required by the applicable rules of the Trading Market (or, if the Trading Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Holder or the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Company. Until such approval or such written opinion is obtained, the Holder shall not be issued in the aggregate, upon any exercise of this Warrant, shares of Common Stock in an amount greater than the Exchange Cap.

Section 3. Certain Adjustments.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of Common Stock or any other equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a), if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), in each case other than in any Exempt Issuance (as defined below), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). For purposes herein, “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, directors, advisors or independent contractors of the Company; provided, that such issuance is approved by a majority of the board of directors of the Company, (b) shares of Common Stock, warrants or options to advisors or independent contractors of the Company or any of its Affiliates (as defined below) for compensatory purposes, (c) securities upon the exercise or exchange of or conversion of any securities issued to the investors in the offering as set forth in the Term Sheet and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date hereof, (d) securities issuable pursuant to any contractual anti-dilution obligations of the Company in effect as of the date hereof, (e) securities issued pursuant to acquisitions or any other strategic transactions approved by a majority of the disinterested members of the Board of Directors; provided, that such acquisitions and other strategic transactions shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; and (f) securities issued as a result of the recapitalization or reorganization of any securities of the Company. For purposes herein, “Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

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(c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction), in each case other than any Exempt Issuance and other than dividends or distributions subject to Section 3(a) (a “Distribution”), other than a reclassification as to which Section 3(d) applies, then in each such case, at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e)(i) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e)(i) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Subject to the Company’s option to redeem the Warrant in accordance with Section 5(b), the Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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(e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(f) Notice to Holder.

(i)	Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder a notice in accordance with Section 6(i) setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

(ii)	Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 10 calendar days prior to the applicable effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided pursuant to this Warrant constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries (as determined by the Company in consultation with its legal counsel), the Company shall promptly disclose such information with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

(g) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

Section 4. Transfer of Warrant.

(a) Transferability. Subject to compliance with applicable securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

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(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial Issue Date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5. Redemption.

(a) Redemption of Offering Warrants for Cash. The Company may, at its option, elect to redeem all, but not less than all, of the then-outstanding Warrants sold in the Offering (the “Offering Warrants”) at the aggregate Exercise Price therefor at any time following the one-year anniversary date of the Issue Date while any Offering Warrants remain outstanding, upon notice to the registered holders of the Offering Warrants, as described in Section 5(c), provided that (i) there is an effective registration statement registering, and the prospectus contained therein is available for, the issuance of the Warrant Shares to the Holder, available throughout the 30-day Redemption Period (as defined below) and (ii) on the Trading Day prior to the Election Date, the Common Stock shall have had an average VWAP over the 20 Trading Days preceding such date of not less than $20.00 per share, as adjusted for any for any stock splits or recapitalizations. For purposes of this Section 5, “Election Date” means the date of the Company’s election to redeem the Offering Warrants under this Section 5(a).

(b) Redemption of Warrants Upon Fundamental Transaction. The Company may, at its option, elect to redeem all, but not less than all, of the then-outstanding Offering Warrants in connection with, and upon the closing of, a Fundamental Transaction, upon notice to the registered holders of the Offering Warrants, as described in Section 5(c). The consideration payable to the Holder upon a redemption effected under this Section 5(b) shall be, at the Company’s election, (i) the Alternate Consideration receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e)(i) on the exercise of this Warrant) less the aggregate amount of the Exercise Price for the Offering Warrants being so redeemed, which Exercise Price may be paid in cash or by proportionally reducing the Alternate Consideration to be received, or (ii) the cash value of the consideration payable under clause (i).

(c) Date Fixed for, and Notice of, Redemption. In the event the Company shall elect to redeem all of the Offering Warrants pursuant to Section 5(a), the Company shall fix a date for the redemption (the “Redemption Date”), which date shall be no later than 60 days after the Election Date. In the event the Company shall elect to redeem all of the Offering Warrants pursuant to Section 5(b), the Redemption Date shall be the closing date of the Fundamental Transaction. In either case, notice of redemption shall be delivered by the Company in accordance with Section 6(i) not less than 30 days prior to the Redemption Date (the “30-day Redemption Period”) to the registered holders of the Offering Warrants to be redeemed at their last addresses as they shall appear on the Warrant Register of the Company. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered holder received such notice.

(d) Exercise After Notice of Redemption. The Offering Warrants may be exercised for cash at any time after notice of redemption shall have been given by the Company pursuant to Section 5(c) and prior to the Redemption Date. On and after the Redemption Date, the record holders of the Offering Warrants shall have no further rights except to receive, upon surrender of the Offering Warrants, any unpaid portion of the redemption consideration set forth under Section 5(a) or Section 5(b), as applicable.

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Section 6. Miscellaneous.

(a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(c)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive cash payments pursuant to Section 2(c)(i) and Section 2(c)(iv), in no event shall the Company be required to net cash settle an exercise of this Warrant.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of such Warrant.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

(d) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. Except and to the extent as waived or consented to by the Holder or in connection with a Fundamental Transaction, the Company shall not amend its certificate of incorporation in a manner that would impact the Company’s ability to perform its obligations under this Warrant. The Company also shall (i) not increase the par value of any Warrant Shares above the Exercise Price and (ii) use commercially reasonable efforts to obtain all authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

(e) Authorizations. Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(f) Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware and the federal law of the United States of America, without regard to principles of conflicts of law which would result in the application of the laws of any other jurisdiction other than the laws of the State of Delaware and the federal law of the United States of America. Each party hereto hereby submits itself for the purpose of this Agreement and any controversy arising hereunder to the exclusive jurisdiction of the state and federal courts located in the County of New Castle, State of Delaware, USA, and any courts of appeal therefrom, and waives any objection on the grounds of lack of jurisdiction (including venue) to the exercise of such jurisdiction over it by any such courts.

(g) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, may have restrictions upon resale imposed by state and federal securities laws.

(h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies.

(i) Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by email transmission and confirmed and shall be deemed given when so delivered or sent via email and confirmed or if mailed, two (2) days after such mailing.

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(i)	if to the Company, to:
Intrusion Inc.
101 East Park Blvd, Suite 1200
Plano, TX 75074
Attention: Kimberly Pinson, Chief Financial Officer
Email: kimberly.pinson@intrusion.com

(ii)	if to the Holder, at such address or other contact information delivered by the Holder to Company as set forth in the Subscription Agreement or as is on the books and records of the Company.

(j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(k) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(m) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(p) Counterparts. This Warrant may be executed in two counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile or electronic signatures, or copies thereof, shall be deemed original signatures.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the Issue Date as set forth above.

INTRUSION INC.

By:______________________________________
Name: Anthony Scott
Title: President and Chief Executive Officer

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Agreed and accepted:

Holder name: ____________________________

By:__________________________________

Name:__________________________________

Title:__________________________________

(if applicable)

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EXHIBIT A

NOTICE OF EXERCISE

TO: INTRUSION INC.

(1)The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)Payment in lawful money of the United States, payable to the Company is being delivered with this Notice of Exercise.

(3)Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity:

_______________________________________________________________

Signature of Authorized Signatory of Investing Entity:

_______________________________________________________________

Name of Authorized Signatory:

_______________________________________________________________

Title of Authorized Signatory:

_______________________________________________________________

Date:

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EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: _______________ ___, ________

Holder’s Signature:

Holder’s Address:

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